Income Tax Expenses - Summary of Increase In Income Tax Expenses And Resulting Basic And Diluted Per Share (Detail) - SGD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Disclosure Of Increase In Income Tax Expenses And Earnings Per Share Due To Unenjoyed Income Tax Holidays [Abstract]
Increase in income tax expenses	$ 7,362	$ 3,237	$ 2,102
Basic earnings per share	$ 0.78	$ 0.7	$ 0.79
Diluted earnings per share	$ 0.78	$ 0.7	$ 0.79